Fundamental Investors, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $133,530
------------------ --------------------------------
------------------ --------------------------------
Class B            $2,474
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,329
------------------ --------------------------------
------------------ --------------------------------
Class F            $2,819
------------------ --------------------------------
------------------ --------------------------------
Total              $140,152
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $921
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $51
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $85
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $34
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $16
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $18
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $253
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $645
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $692
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,320
------------------ --------------------------------
------------------ --------------------------------
Total              $4,035
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.0818
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.0712
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1898
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1831
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.0524
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.0539
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1348
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1871
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0715
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0743
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1405
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1942
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2386
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            668,591
------------------ ----------------------------------
------------------ ----------------------------------
Class B            30,274
------------------ ----------------------------------
------------------ ----------------------------------
Class C            19,353
------------------ ----------------------------------
------------------ ----------------------------------
Class F            15,456
------------------ ----------------------------------
------------------ ----------------------------------
Total              733,674
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        5,410
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,012
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,696
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        273
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        95
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          265
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          3,680
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          5,070
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          4,220
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          6,624
------------------ ----------------------------------
------------------ ----------------------------------
Total              28,345
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $32.31
----------------------- -------------------------
----------------------- -------------------------
Class B                 $32.25
----------------------- -------------------------
----------------------- -------------------------
Class C                 $32.22
----------------------- -------------------------
----------------------- -------------------------
Class F                 $32.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $32.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $32.29
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $32.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $32.28
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $32.27
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $32.23
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $32.22
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $32.27
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $32.27
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $32.32
----------------------- -------------------------